UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 7, 2011

Main Street Capital Corporation

 (Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, Suite 800, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 350-6000

Not Applicable

 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                          Entry into a Material Definitive Agreement.

Item 2.03                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 7, 2011, Main Street Capital Corporation (“Main Street”) entered into a Supplement and Joinder Agreement to the Amended and Restated Credit Agreement (the “Credit Agreement”) dated September 20, 2010, among Main Street, as borrower, Main Street Capital Partners, LLC and Main Street Equity Interests, Inc., as guarantors, Branch Banking and Trust Company (“BB&T”), Compass Bank, Regions Bank, The Frost National Bank and Texas Capital Bank, collectively as lenders, BB&T as administrative agent, and Capital One, N.A. as additional lender, to (i) increase the total commitments under the Credit Agreement from $85 million to $100 million pursuant to an accordion feature thereunder and (ii) add Capital One, N.A. as a lender under the Credit Agreement. The accordion feature of the Credit Agreement allows Main Street to seek up to $150 million of total commitments from new or existing lenders on the same terms and conditions as the existing commitments.  The increase in total commitments under the Credit Agreement provides Main Street with access to additional financing capacity in support of its future investment and operational activities.

BB&T and the other lenders under the Credit Agreement, and their respective affiliates, may from time to time receive customary fees and expenses in the performance of investment banking, financial advisory or other services for Main Street.

The above summary is not complete and is qualified in its entirety to the full text of the Credit Agreement and related documents.

Item 8.01              Other Events.

On January 10, 2011, the Registrant issued a press release. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed under Item 8.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

10.1                                     Supplement and Joinder Agreement dated January 7, 2011

99.1                                     Press release dated January 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: January 10, 2011	By:	/s/ Rodger A. Stout
		Name:	Rodger A. Stout
		Title:	Chief Compliance Officer

Exhibit Index

Exhibit No.	Description

10.1	Supplement and Joinder Agreement dated January 7, 2011

99.1	Press release dated January 10, 2011